Exhibit 3.59(a)
ARTICLES OF INCORPORATION TOOD ROKITA State Form (Illegible) (R12/1-03) SECRETARY OF STATE Approved by State Board of Accounts, 2003 CORPORATIONS DIVISION 302, W. Washington St, Rm. E018 Indianapolos, IN 48204 Telephone: (317) 232-_0578 INSTRUCTIONS: Use 8½" X 11" white paper for attachments. Present original and one copy to address in upper right corner of this form. Please TYPE or PRINT. Please visit our office on the web at www.scs.in.gov. Indiana Code 23-1-21-2 FILING FEE: $90.00 ARTICLES OF INCORPORATION The undersigned, desiring to form a corporation (hereinafter referred to as "Corporation") pursuant to the provisions of: Indiana Business Corporation Law As amended, executes the following Articles of Incorporation: Indiana Professional Corporation Act 1963, Indiana Code 23-1.5-1-1, et seq. (Professional corporations must include Certificate of Registration). (Illegible) Name of Corporation (the name must include the world "Corporation", "Incorporated", "Limited", "Company" or an abbreviation thereof) USP Indiana, Inc. Principal Office: Post office address City State ZIP code 15305 Dallas Parkway Suite 1600 Addison TX 75001 (Illegible) Registered Agent: The name and street address of the Corporation's Registered Agent and Registered Office for service of process are: Name of Registered Agent C T Corporation System Address of Registered Office (street or building) City Indiana ZIP code 251 E Ohio St. Suite 1100 Indianapolis 46204 (Illegible) Number of shares the Corporation is authorized to issue: 1,000 If there is more than one class of shares, shares with rights and preferences, list such information as "Exhibit A". [(Illegible) and addresses of the incorporators of the corporation] NAME NUMBER AND STREET CITY STATE ZIP CODE OR BUILDING Alex Jenkins 15305 Dallas Parkway, Addison TX 75001 # 1600 In Witness Whereof, the undersigned being all the Incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 31 day of October, 2005. Signature of Incorporator Printed name Alex Jenkins Signature of Incorporator Printed name Signature of Incorporator Printed name This instrument was prepared by: (name) Alex Jenkins Address (number, street, city and state) ZIP code 15305 Dallas Parkway, # 1600, Addison, TX 75001

State of Indiana Office of the Secretary of State I hereby certify that this is a true and complete copy of the 2 page document filed in this office. Dated 03/13/2007 By: This stamp replaces our previous certification stamp. Secretary of State - 06/14/2004 CT System Online